SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2003

VERTEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	0-19640	95-3948704
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

21300 Victory Boulevard, Suite 700, Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 227-1400

N/A
(Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

Vertel Corporation announced that it has retained T. James Ranney as its interim Vice President of Finance and Administration and Chief Financial Officer replacing Craig Scott who has resigned to pursue other interests.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  EXHIBITS. The following document is filed as an exhibit to this report:

99.1 Press Release of Vertel Corporation dated January 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEL CORPORATION

By:	/s/ MARC E. MAASSEN
Marc E. Maassen President and Chief Executive Officer
Dated: January 15, 2003